Exhibit 99.1

GlobalSCAPE, Inc. Honored with Three Network Products Guide Awards
Enhanced File TransferTM, Workspaces and Mail Express® Recognized as Outstanding Security and Compliance-Enabling Solutions

SAN ANTONIO – June 28, 2016 – GlobalSCAPE, Inc. (NYSE MKT: GSB), a pioneer and worldwide leader in the secure and reliable exchange of business information, announced today that Network Products Guide, the industry's leading technology research and advisory guide, has recognized the company as a 2016 IT World Award Gold and Bronze winner for distinguished product achievements in three categories, including:

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BYOD Security (Gold Winner) –  The Workspaces module, a part of Enhanced File Transfer, allows employees to share their folders and files simply and securely on any device without IT losing governance, visibility or control

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Compliance (Bronze Winner) – Enhanced File TransferTM (EFTTM) helps customers maintain compliance by exceeding security practices mandated by the most rigorous regulatory standards, including PCI DSS, HIPAA, Sarbanes-Oxley, and many others. EFT protects data at rest and in motion, and its auditing and reporting module identifies non-compliance and implements mitigation/workaround techniques

•	Email Security and Management (Bronze Winner) – Mail Express® allows users to send sensitive files easily and transparently through Microsoft Outlook or a web browser

Now in its 11th year, the annual Network Products Guide’s IT World Awards recognition program encompasses the world’s best in organizational performance, products and services, hot technologies, executives and management teams, successful deployments, product management and engineering, customer satisfaction, and public relations in every area of information technology.

Supporting Quote:
Greg Hoffer, Vice President of Engineering at Globalscape
“Security and compliance continue to be major concerns for organizations with high-value intellectual property and sensitive personal data to protect. The security of Globalscape’s products is one of our great strengths, which is why being recognized by Network Products Guide is particularly gratifying. Our customers rely on us to help them maintain critical compliance in highly regulated business environments and ensure that any data transferred or received is secure. Globalscape’s solutions address this critical need at a time when the world’s enterprises are more connected and vulnerable to information security threats than ever before.”

For more information about any of Globalscape’s award-winning products, please visit: https://www.globalscape.com/.

About Network Products Guide’s IT World Awards
As the industry’s leading technology research and advisory publication, Network Products Guide plays a vital role in keeping decision makers and end-users informed of the choices they can make in all areas of information technology. The Annual IT World Awards is part of the SVUS Awards® recognition program from Silicon Valley in the United States of America which also includes other programs such as CEO World Awards, Consumer World Awards, Customer Sales and Service World Awards, Golden Bridge Awards, Globee Fastest Growing Private Companies Awards, Info Security PG’s Global Excellence Awards, Pillar World Awards, PR World Awards, and Women World Awards. To learn more, visit www.networkproductsguide.com

About Globalscape
GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in the reliable exchange of mission-critical business data and intellectual property. Globalscape’s leading enterprise suite of solutions delivers military-proven security for achieving best-in-class control and visibility of data across multiple locations. Founded in 1996, Globalscape’s software and services are trusted by tens of thousands of customers worldwide, including global enterprises, governments, and small and medium enterprises. For more information, visit www.Globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2015 fiscal year, filed with the Securities and Exchange Commission on March 3, 2016.

GLOBALSCAPE PRESS CONTACT
Contact: Ciri Haugh
Phone Number: (210) 308-8267
Email: PR@globalscape.com

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